UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

August 28, 2023

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A

(Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2023, Eugene Robin resigned as a member of the Board of Directors (the “Board”) of Research Solutions, Inc. (the “Registrant”) and its subsidiaries. Mr. Robin’s resignation results solely from his employment by a new firm whose compliance policy prohibits service on boards of directors generally, and does not relate to any disagreement with the Registrant nor any refusal to stand for re-election to the Board.

Item 8.01	Other Events.

Effective August 21, 2023, the Registrant engaged Jeremy Murphy to act as an adviser to, and to observe meetings of, the Registrant’s Board of Directors. In his role as an adviser and observer Mr. Murphy agreed to maintain the confidentiality of the Registrant’s confidential information, and to refrain from taking any action that would constitute a violation of the Registrant’s insider trading policies or applicable securities laws.

Mr. Murphy currently serves as the Chief Operating Officer & President of ClickTripz, LLC and has over 15 years of experience in the financial and tech industries. The Board intends to nominate Mr. Murphy to fill the seat vacated by Mr. Robin.

Additional Information and Where to Find It

The Registrant intends to file with the Securities and Exchange Commission (SEC) a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the Registrant’s 2023 Annual Meeting of Stockholders. This communication is not a substitute for any proxy statement or other document that the Registrant may file with the SEC in connection with any solicitation by the Registrant. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE REGISTRANT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Registrant free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Registrant are also available free of charge by accessing the Registrant’s website at www.researchsolutions.com.

Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, the Registrant, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Registrant. Information about the Registrant’s executive officers and directors is available in the Registrant’s proxy statement for the 2022 Annual Meeting of Stockholders, which was filed with the SEC on October 7, 2022, and Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: August 29, 2023	By:	/s/ William Nurthen
William Nurthen
Chief Financial Officer

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